                                                                EXHIBIT 10.2


================================================================================








                            STOCKHOLDERS' AGREEMENT

                           Dated as of June 26, 1997

                                 by and among

                               MAC-GRAY II, INC.

                                      and

                   CERTAIN STOCKHOLDERS OF MAC-GRAY II, INC.







================================================================================

                               TABLE OF CONTENTS


                                                                          Page

SECTION 1.  DEFINITIONS ................................................... 1
    1.1     Construction of Terms.......................................... 1
    1.2     Defined Terms.................................................. 1

SECTION 2.  REPRESENTATIONS AND WARRANTIES; S CORPORATION MATTERS.......... 4
    2.1     Representations and Warranties of the Stockholders............. 4
    2.2     Representations and Warranties of the Company.................. 4
    2.3     S Corporation Matters.......................................... 4

SECTION 3.  RESTRICTIONS ON TRANSFER....................................... 6
    3.1     Generally...................................................... 6
    3.2     Certain Permitted Transfers.................................... 6
    3.3     Right of First Refusal......................................... 7

SECTION 4.  REGISTRATION RIGHTS............................................ 9
    4.1     Piggy-back Registrations....................................... 9
    4.2     Demand Registration............................................11
    4.3     Further Obligations of the Company.............................12
    4.5     Participation in Registrations.................................15
    4.6     Transfer of Registration Rights................................15
    4.7     Lock-up Agreement..............................................15
    4.8     Information to be Furnished by Stockholder.....................15

SECTION 5.  MISCELLANEOUS..................................................16
    5.1     Successors and Assigns.........................................16
    5.2     Amendments and Waivers.........................................16
    5.3     Governing Law..................................................16
    5.4     Notices........................................................16
    5.5     Counterparts...................................................17
    5.6     Effect of Headings.............................................17
    5.7     Remedies.......................................................17
    5.8     Severability...................................................17
    5.9     Entire Agreement...............................................17
    5.10    Term...........................................................17
    5.11    Legend on Securities...........................................17


                                      (i)

                                                                         Page
                                                                         ----


                                   EXHIBITS

EXHIBIT A   -    Form of Joinder Agreement




                                     (ii)

                            STOCKHOLDERS' AGREEMENT
                            -----------------------


  STOCKHOLDERS' AGREEMENT dated as of June 26, 1997 by and among Mac-Gray II, Inc., a Delaware corporation (the "Company"), and certain of the stockholders of the Company identified as such on the signature pages hereto, including any Person becoming a party to this Agreement by execution of a Joinder Agreement in the form attached hereto as Exhibit A (collectively, the "Stockholders," and,
                            ---------
each individually, a "Stockholder").

  WHEREAS, the Stockholders and the Company desire to provide for certain rights, restrictions and other provisions relating to the Shares (as defined below) held from time to time by the Stockholders.

  NOW, THEREFORE, in consideration of the mutual promises and agreements hereinafter set forth, the parties hereto hereby agree as follows:


  SECTION 1.      DEFINITIONS.
  ----------      -----------

  1.1  Construction of Terms.  The terms in this Agreement shall include the
       ---------------------
plural as well as the singular and the use of any gender herein shall be deemed to include the other gender. References to sections shall mean sections of this Agreement unless otherwise specified.

  1.2  Defined Terms.  The following capitalized terms, as used in this
       -------------
Agreement, shall have the meanings set forth below.

  "Affiliate" means, with respect to any person or entity (herein the "first party"), any other person or entity that directly or indirectly controls, or is controlled by, or is under common control with, such first party (the term "control" as used herein (including the terms "controlled by" and "under common control with") means the possession, directly or indirectly, of the power to (i) vote twenty-five percent (25%) or more of the outstanding voting securities of such person or entity or (ii) otherwise direct the management or policies of such person or entity by contract or otherwise).

  "Board of Directors" means the Board of Directors of the Company as shall be duly elected and constituted from time to time.

  "Closing Price" means, for any date, the last sale price on such date or, in case no sale takes place on such date, the average of the last reported bid and asked prices, in either case on the principal national securities exchange on which the Common Stock is listed if that is the principal market for the Common Stock or, if not listed on any national securities exchange or if such national securities exchange is not the principal market for the Common Stock, the average of the closing high bid and low asked prices on such date as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or its successor, if any.

  "Code" means the Internal Revenue Code of 1986, as amended from time to time.

  "Common Stock" means the common stock, par value $.01 per share, of the Company.

 "Company" means Mac-Gray II, Inc., a Delaware corporation, and any successor thereto.

 "Controlling Person" shall have the meaning set forth in Section 4.4.

  "Exchange Act" means the Securities Exchange Act of 1934, as the same may be amended from time to time, and the rules and regulations promulgated thereunder.

 "Fair Market Value" shall have the meaning set forth in Section 3.3.4.

  "Holder" means any Original Stockholder and any Permitted Transferee who is the record holder of Shares.

  "Initial Public Offering" means the first underwritten public offering of Common Stock pursuant to an effective registration statement under the Securities Act.

  "Original Stockholders" means Stewart G. MacDonald, Jr., Sandra E. MacDonald, Daniel W. MacDonald, Cynthia Doggett, New Century Trust, The Evelyn C. MacDonald Family Trust f/b/o Stewart G. MacDonald, Jr., The Evelyn C. MacDonald Family Trust f/b/o Sandra E. MacDonald, The Evelyn C. MacDonald Family Trust f/b/o Daniel W. MacDonald, The Daniel W. MacDonald Trust 1988, The Stewart G. MacDonald, Jr., 1984 Trust, The Whitney E. MacDonald GST Trust - 1997, The Whitney E. MacDonald Gift Trust, The Jonathan S. MacDonald GST Trust - 1997, The Jonathan S. MacDonald Gift Trust, The Robert C. MacDonald GST Trust - 1997 and The Robert C. MacDonald Gift Trust.

 "Permitted Transfer" shall have the meaning set forth in Section 3.2.

 "Permitted Transferee" shall have the meaning set forth in Section 3.2.

  "Person" means any individual, corporation, association, partnership, limited liability company, joint venture, trust, estate or other entity or organization.

  "Registrable Securities" means, as of any date, Shares except for (i) Shares with respect to which a registration statement has been declared effective under the Securities Act, (ii) any Shares which, as of such date, may be transferred pursuant to Rule 144 (or any similar provision then in force) under the Securities Act, including a sale pursuant to the provisions of Rule 144(k), and (iii) any Shares which cease to be outstanding.



  "Registration Expenses" means all expenses incurred by the Company in complying with Sections 4.1 and 4.2 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of legal counsel for the Company, fees and disbursements of one legal counsel for all of the Holders, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

 "S Corporation" shall have the meaning set forth in Section 2.3.1.

 "S Election" shall have the meaning set forth in Section 2.3.1.

 "SEC" means the Securities and Exchange Commission, or any successor agency thereto.

  "Securities Act" means the Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated thereunder.

 "Selling Stockholders" shall have the meaning set forth in Section 4.1.2.

 "Shares" means shares of Common Stock.

  "Sun Services Agreement" means the Stockholders' Agreement dated as of April 17, 1997 by and among the Company and certain stockholders of the Company.

  "Trading Days" means (i) if the Common Stock is quoted on the NASDAQ National Market or any similar system of automated dissemination of quotations of securities prices, days on which trades may be made on such system or (ii) if the Common Stock is listed or admitted for trading on any national securities exchange, days on which such national securities exchange is open for business.

  "Transfer" means, with respect to any Shares, to sell, exchange, deliver or assign, dispose of, bequeath or gift, pledge, mortgage, hypothecate, or otherwise encumber, transfer or permit to be transferred (Shares with respect to which a Transfer has been completed are referred to herein as having been "Transferred" and any recipient of such Shares is referred to herein as a "Transferee"). In addition, for purposes of Section 2.3 only, "Transfer" shall have the meaning set forth in such Section.

 "Valuation Date" shall have the meaning set forth in Section 3.3.4.

  SECTION 2.       REPRESENTATIONS AND WARRANTIES; S CORPORATION MATTERS.
  ---------        -----------------------------------------------------

  2.1  Representations and Warranties of the Stockholders.  Each of the
       --------------------------------------------------
Stockholders, individually and not jointly, hereby represents and warrants to the Company as follows: (a) such Stockholder has full authority and power and, if an individual, capacity, under its charter, by-laws, governing trust agreement or comparable document, as applicable (a "Governing Document"), to enter into this Agreement; (b) this Agreement constitutes the valid and binding obligation of such Stockholder enforceable against such Stockholder in accordance with its terms; and (c) the execution, delivery and performance by such Stockholder of this Agreement (i) does not and will not violate any laws, rules or regulations of the United States or any state or other jurisdiction applicable to such Stockholder, or require such Stockholder to obtain any approval, consent or waiver of, or to make any filing with, any Person that has not been obtained or made, (ii) does not and will not result in a breach of, constitute a default under, accelerate any obligation under or give rise to a right of termination of any agreement, contract, instrument, mortgage, lien, lease, permit, authorization, order, writ, judgment, injunction, decree, determination or arbitration award to which such Stockholder is a party or by which the property of such Stockholder is bound or affected, or result in the creation or imposition of any lien on any of the assets or properties of such Stockholder and (iii) does not and will not violate any provision of the Governing Document of such Stockholder, if any.

  2.2  Representations and Warranties of the Company.  The Company, hereby
       ---------------------------------------------
represents and warrants to the Stockholders as follows: (a) the Company has full corporate authority and power to enter into this Agreement; (b) the execution, delivery and performance by the Company of this Agreement has been duly authorized by all necessary corporate action and this Agreement constitutes the valid and binding obligation of the Company enforceable against it in accordance with its terms; and (c) the execution, delivery and performance by the Company of this Agreement: (i) does not and will not violate any laws, rules or regulations of the United States or any state or other jurisdiction applicable to the Company, or require the Company to obtain any approval, consent or waiver of, or to make any filing with, any Person that has not been obtained or made,
(ii) does not and will not result in a breach of, constitute a default under, accelerate any obligation under or give rise to a right of termination of any agreement, contract, instrument, mortgage, lien, lease, permit, authorization, order, writ, judgment, injunction, decree, determination or arbitration award to which the Company is a party or by which the property of the Company is bound or affected, or result in the creation or imposition of any lien on any of the assets or properties of the Company and (iii) does not and will not violate any provision of the Certificate of Incorporation or By-laws of the Company, as amended to date.

  2.3  S Corporation Matters.
       ---------------------

       2.3.1   Stockholders' Representations, Warranties and Covenants.
               -------------------------------------------------------
Each Stockholder hereby represents and warrants to the Company and to each other Stockholder that he, she or it is eligible to hold the stock of a "small business corporation" within the meaning of Section 1361(b) of the Code (a small business corporation for which a valid S Election is in effect is referred to herein as an "S Corporation") and that such Stockholder is described in Section 1361(b)(1)(B) of the Code. An "S Election" shall mean an election pursuant to Section 1362(a) of the Code.

  Each Stockholder further represents and warrants that he, she or it is not (and whose spouse, if any, is neither) a nonresident alien of the United States or a resident of, nor subject to any, jurisdiction having laws governing community property or having adopted in whole or in part the Uniform Marital Property Act.

  Each Stockholder further represents and warrants that he, she or it does not hold any Shares as the nominee or agent of any other Person and that he, she or it does not hold any Shares as a tenant in common, joint tenant or tenant by the entirety with any other Person.

  Each Stockholder further represents, warrants, covenants and agrees that he, she or it will not Transfer any Shares to a Person which could result in termination of the Company's status as an S Corporation. For purposes of this
Section 2.3 only, the term "Transfer" means (a) any sale, exchange, gift, bequest, hypothecation, pledge or grant of a security interest or (b) any other disposition of Shares, or of any interest in Shares, whether voluntary or by operation of law, that could change the legal or beneficial ownership of such Shares. For purposes of this Section 2.3 only, a "Transfer" includes, without limitation, any transaction that creates a form of joint ownership in Shares between the transferor and one or more Persons (whether or not such Person is the spouse of the transferor) or any transaction that creates or grants an option, warrant, or right to obtain an interest in any Shares.

  Each Stockholder acknowledges and understands that an S Corporation is not permitted to have more than seventy-five (75) shareholders.

       2.3.2   Consent to Election; Duration of Election.  Each Stockholder
               -----------------------------------------
hereby consents to the S Election, and agrees to execute and deliver Internal Revenue Service Form 2553, or any successor form, and such other or additional documents and consents as the Board of Directors in its discretion considers necessary or desirable to effect and/or continue the S Election. No Stockholder shall take any action which would result in the termination of the S Election or precludes the Company from making an S Election.

  The Company and the Stockholders agree that from and after the date hereof,
(a) the Company shall maintain its status as an S Corporation until the Board of Directors determines to terminate such status, and (b) that if in the absence of such a determination by the Board of Directors a termination of S Corporation status nevertheless occurs, then immediately upon its discovery the officers of the Company shall take action pursuant to Section 1362(f) of the Code (or any successor or similar provision) to restore, if possible, the status of the Company as an S Corporation. Notwithstanding the foregoing, nothing in this Agreement shall be construed to prevent the Board of Directors, in its sole discretion, from terminating the status of the Company as an S Corporation. To effectuate the termination of the status of the Company as an S Corporation, the Company, if necessary, shall complete, execute and file with the Internal Revenue Service a revocation statement together with all other necessary documents, including any necessary statements of consent from the Stockholders. Upon request of the Board of Directors, each Stockholder shall execute and deliver to the Company any statement of consent or other documents required under Subchapter S of Chapter 1 of the Code to be filed in connection with the termination of the status of the Company as an S Corporation.

 SECTION 3.       RESTRICTIONS ON TRANSFER.
 ---------        ------------------------

  3.1  Generally.  A Stockholder shall not Transfer, whether voluntarily,
       ---------
involuntarily or by operation of law (including the laws of bankruptcy and insolvency), any Shares or any interest therein now held or hereafter acquired, except for (a) Transfers permitted pursuant to Section 3.2 hereof, in accordance with the terms set forth therein, and (b) Transfers made in compliance with the provisions of Section 3.3 hereof. Notwithstanding the foregoing, a Stockholder shall not Transfer any Shares except in accordance with the provisions of this Agreement and all applicable provisions of the Securities Act and any relevant state securities law.

  3.2  Certain Permitted Transfers.  The following Transfers shall be permitted
       ---------------------------
(each a "Permitted Transfer") subject to the limitations set forth below:

       3.2.1  Transfers of Shares by a Stockholder (a) to his or her
spouse, (b) to one or more lineal descendants of such Stockholder, (c) to a family limited partnership or family limited liability company (provided that all of the partnership interests of any such partnership and all of the interests of any such limited liability company are beneficially owned by such Stockholder and/or one or more Transferees of such Stockholder permitted under this Section 3.2.1), and (d) to a trust of which such Stockholder is the settlor and which is for the benefit of such Stockholder and/or one or more Transferees of such Stockholder permitted under this Section 3.2.1, provided that in the
                                                        --------
case of any Transfer pursuant to this Section 4.2.1, the Transferee shall have executed and delivered to the Company a Joinder Agreement in the form attached hereto as Exhibit A;
          ---------

       3.2.2 Transfers of Shares upon the death of a Stockholder to his or her executors or administrators or to a trust under his or her will, provided
                                                                     --------
that the Transferee shall have executed and delivered to the Company a Joinder Agreement in the form attached hereto as Exhibit A; and
                                         ---------

       3.2.3 Transfers of Shares between a Stockholder and his or her guardian or conservator, provided that the Transferee shall have executed and
                         --------
delivered to the Company a Joinder Agreement in the form attached hereto as

Exhibit A.
---------

Any permitted Transferee described in the preceding Sections 3.2.1, 3.2.2 and
3.2.3 shall be referred to herein as a "Permitted Transferee." Anything to the contrary in this Agreement notwithstanding, Permitted Transferees shall take any Shares so Transferred subject to all provisions of this Agreement as if such Shares were still held by the Stockholder Transferring such Shares, whether or not such Permitted Transferees so agree with such Stockholder or the Company.

  3.3  Right of First Refusal. Except for Transfers permitted under Section 3.2
       ----------------------
of this Agreement, no Stockholder (a "Transferring Stockholder") may Transfer any Shares or any interest therein now held or hereafter acquired except pursuant to and in accordance with the following provisions of this Section 3.3:

       3.3.1   Offer Notice.  Such Transferring Stockholder shall deliver to
               ------------
each Original Stockholder and the Company written notice (the "Offer Notice") of his, her or its desire to Transfer Shares and otherwise comply with the provisions of this Section 3.3. If delivered prior to an Initial Public Offering, the Offer Notice shall specify (a) the name and address of the proposed Transferee, (b) the number of Shares of the Transferring Stockholder to be Transferred (the "Offered Shares"), (c) the consideration per share to be paid for the Shares and (d) all other material terms and conditions of the proposed Transfer. If delivered after an Initial Public Offering, the Offer Notice shall specify only the number of Offered Shares. The Offer Notice shall constitute an irrevocable offer to sell the Offered Shares first to the Original Stockholders and second to the Company in accordance with this Section 3.3.

       3.3.2   Acceptance Notice.  The Original Stockholders shall have the
               -----------------
right to purchase some or all of the Offered Shares by delivering to the Transferring Stockholder written notice (the "Acceptance Notice") stating such Original Stockholder's desire to purchase all or some of the Offered Shares within five (5) business days after receipt of the Offer Notice (the "Stockholder Period"). Such communication shall be delivered by hand or mailed to such Transferring Stockholder in accordance with Section 5.4 hereof and shall, when taken in conjunction with the Offer Notice, be deemed to constitute a valid, legally binding and enforceable agreement for the sale and purchase of the Offered Shares to the extent of the number of Offered Shares, if any, allocated to such Original Stockholder in accordance with the following paragraph.

  Each Original Stockholder electing to purchase Offered Shares (an "Electing Stockholder") shall include in the Acceptance Notice the number, if less than all, of the Offered Shares that such Original Stockholder is electing to purchase from the Transferring Stockholder. Each Electing Stockholder shall be entitled to purchase at least that number of Offered Shares as shall be equal to the product obtained by multiplying (a) the total number of Offered Shares by
(b) a fraction, the numerator of which is the total number of Shares owned by such Original Stockholder on the date of the Offer Notice, and the denominator of which is the total number of Shares then held by all Original Stockholders on the date of the Offer Notice (with respect to an Electing Stockholder, such Electing Stockholder's "Pro Rata Fraction"). In the event that an Electing Stockholder shall elect to purchase an amount of Offered Shares in excess of such Electing Stockholder's Pro Rata Fraction, such Electing Stockholder shall be entitled to purchase, pro rata with other Electing Stockholders electing to purchase Offered Shares in excess of their Pro Rata Fraction, any remaining Offered Shares with respect to which an Original Stockholder elected not to purchase.

  Upon the expiration of the Stockholder Period, the Transferring Stockholder shall notify all of the Original Stockholders as to how many of the Offered Shares subject to the Offer Notice have been subscribed for and the number of Shares to be purchased by each Electing Stockholder as follows: (a) there shall first be allocated to each Electing Stockholder a number of Shares equal to the lesser of (i) the number of Shares as to which such Electing Stockholder accepted the offer from the Transferring Stockholder and (ii) such Electing Stockholder's Pro Rata Fraction of the total number of Offered Shares, and (b) the balance of any remaining Offered Shares shall be allocated, pro rata, among those Electing Stockholders who accepted the offer from the Transferring Stockholder as to a number of Offered Shares in excess of their respective Pro Rata Fraction.

       3.3.3  Company Right to Purchase.  If the Original Stockholders do
              -------------------------
not purchase all of the Offered Shares in accordance with Section 3.3.2 above, the Company shall have the right to purchase that number of Offered Shares not so purchased by the Original Stockholders (the "Remaining Offered Shares") by delivering to the Transferring Stockholder written notice within five (5) business days after the expiration of the Stockholder Period (the "Company Period") stating the Company's election to purchase any number of the Remaining Offered Shares. Such notice shall be delivered by hand or mailed to such Transferring Stockholder in accordance with Section 5.4 hereof and shall, when taken in conjunction with the Offer Notice, be deemed to constitute a valid, legally binding and enforceable agreement for the sale and purchase of the Remaining Offered Shares.

       3.3.4  Purchase Price, Closing.  The purchase price per share to be
              -----------------------
paid for any Common Stock purchased by any Original Stockholder or the Company pursuant to this Section 3.3 shall equal to greater of (i) the price per share of Common Stock offered by any bona fide third party purchaser and (ii) Fair Market Value, provided that any Transfer in connection with or involving a sale of Common Stock into the public market or any charitable or other gift shall be deemed to have been proposed at Fair Market Value. The closing for any purchase of Offered Shares hereunder shall take place within fifteen (15) days after the expiration of the Stockholder Period (or, if later, the determination of Fair Market Value pursuant to the appraisal process described below) at the place and on the date specified by, with respect to a purchase by the Electing Stockholders, a majority in interest of the Electing Stockholders, and with respect to a purchase by the Company, the Company. For purposes of this Agreement, "Fair Market Value" means, as of the date of any Offer Notice, (for purposes of this definition, the "Valuation Date") (i) if the Common Stock is listed on a national securities exchange or quoted on a national quotation system, the average of the Closing Prices of the Common Stock for the five (5) Trading Days immediately preceding the Valuation Date or (ii) if the Common Stock is not so listed or quoted, the value per share of all of the issued and outstanding Common Stock taken as a whole as of the Valuation Date determined by unanimous agreement of the Original Stockholders then living or in existence within twenty (20) days after the applicable Valuation Date; provided,
                                                             --------
however, that if such Original Stockholders are unable to agree upon such
-------
valuation in such circumstances within such 20-day period, Fair Market Value shall be determined by appraisal. For purposes of determining Fair Market Value by appraisal, if required, within thirty (30) days after the Valuation Date the Original Stockholders proposing to purchase shall appoint an appraiser, the Stockholder whose shares are being purchased shall appoint a second appraiser, and the two appraisers so appointed shall appoint a third appraiser, or failing action within such period by any party or the appraisers, any unappointed appraiser or appraisers shall be appointed by the American Arbitration Association, Boston, Massachusetts, upon application of any party or appraiser. The appraisers shall proceed by majority vote to determine the fair market value per share of the issued and outstanding Common Stock taken as a whole as of the Valuation Date, and such determination shall be final and binding upon all interested persons. The appraisers shall complete their appraisal and, within fifty (50) days after the Valuation Date, shall promptly notify in writing the parties to this Agreement and any other interested person known to the appraisers, of the appraisers' final determination of Fair Market Value. The parties hereto involved in any transaction in which appraisal is required (including the person whose shares are subject to purchase) shall each bear the fees and expenses of any appraiser appointed hereunder, pro rata as to the number of shares of Common Stock held by each of them as of the applicable Valuation Date.

       3.3.5   Subsequent Sales.  In the event that neither the Original
               ----------------
Stockholders nor the Company elect to purchase, in the aggregate, all of the Offered Shares, the Transferring Stockholder may sell the balance of the Offered Shares to the proposed Transferee on the terms and conditions set forth in the Offer Notice. If the Transferring Stockholder's transfer to a proposed Transferee is not consummated in accordance with the terms of the Offer Notice within thirty (30) days after the expiration of the Company Period, the Offer Notice shall be deemed to lapse, and any Transfers of Shares by the Transferring Stockholder shall be deemed to be in violation of the provisions of this Agreement unless the Original Stockholders and the Company are once again afforded the opportunity to purchase in accordance with this Section 3.3 the Shares proposed to be Transferred.


  SECTION 4.      REGISTRATION RIGHTS.
  ---------       -------------------

  4.1  Piggy-back Registrations.
       ------------------------

       4.1.1 If at any time or times after the completion of an Initial Public Offering the Company shall determine to register under the Securities Act any shares of Common Stock or securities convertible into or exchangeable or exercisable for shares of Common Stock (other than in connection with a registration on Form S-4 or S-8 (or then equivalent forms) or a registration statement filed in connection with an exchange offer or offering of securities solely to the Company's existing securityholders) and the form of registration statement to be used permits the registration of Registrable Securities, then the Company shall promptly give written notice of such proposed registration to the Holders of Registrable

Securities (but in no event less than twenty (20) days prior to the anticipated effective date of the registration statement). If within ten (10) days after the receipt of such notice the Company receives a written request from any Holder for the inclusion in such registration of some or all of the Registrable Securities (which request shall specify the number of Registrable Securities intended to be disposed of by such Holder and the intended method of distribution thereof), the Company shall use commercially reasonable efforts to cause the Registrable Securities requested to be included in such registration on the same terms and conditions as any similar securities of the Company or any other security holder included therein and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method of distribution thereof. The Company may withdraw a registration under this Section 4.1.1 at any time prior to the time it becomes effective, provided that the Company shall give prompt notice of such withdrawal to the Holders of Registrable Securities requested to be included in such registration.

       4.1.2   In connection with any offering under this Section 4.1
involving an underwriting, the Company shall not be required to include a Holder's Registrable Securities in the underwritten offering unless such Holder accepts the terms of the underwriting (which shall be customary) as agreed upon between the Company and the underwriters selected by the Company. If the managing underwriter of an underwritten offering with respect to which registration has been requested by any Holder pursuant to this Section 4.1 has advised the Company in writing that the number of securities to be sold in such offering by Persons other than the Company (collectively, "Selling Stockholders") is greater than the number which can be offered without adversely affecting such offering, then the Company may reduce the number of securities to be included in such offering for the accounts of Selling Stockholders (including the Holders) to a number deemed satisfactory by the managing underwriter, provided, however, that the securities to be excluded shall be determined in the
--------  -------
following order of priority: first, securities held by any Selling Stockholder not having contractual, incidental registration rights; second, securities held by any Selling Stockholder participating in such offering pursuant to the exercise of contractual piggyback registration rights pursuant to an agreement other than the Sun Services Agreement, as determined on a pro rata basis (based upon the aggregate number of securities held by such Selling Stockholders); and third, securities held by any Selling Stockholder participating in such offering pursuant to the exercise of the registration rights under Section 4.1 of the Sun Services Agreement, as determined on a pro rata basis (based upon the aggregate number of securities held by such Selling Stockholders).

  4.2     Demand Registration.
          -------------------

       4.2.1 If on any occasion after the expiration of the one hundred and eighty (180) day period following an Initial Public Offering, a Holder shall notify the Company of its desire to offer or cause to be offered for public sale all or any portion of the Registrable Securities held by such Holder and such Holder's Permitted Transferees, the Company shall use its commercially reasonable efforts to cause such number of such Registrable Securities as may be requested by such Holder to be registered under the Securities Act by filing with the SEC a registration statement on the appropriate form covering such Registrable Securities. The Company shall not be required to cause a registration statement requested pursuant to this Section 4.2 to become effective prior to one hundred eighty (180) days following the effective date of a registration statement initiated by the Company, if the request for registration has been received by the Company subsequent to the giving of written notice by the Company, made in good faith, to the Holders of Registrable Securities to the effect that the Company is commencing to prepare a Company-initiated registration statement; provided, however, that the Company shall use
                                  --------  -------
commercially reasonable efforts to achieve such effectiveness promptly following such one hundred eighty (180)-day period if the request pursuant to this Section
4.2 has been made prior to the expiration of such one hundred eighty (180)-day period. Each Holder shall be entitled to initiate one (1) demand registration pursuant to this Section 4.2 and such demand registration shall be exercisable by such Holder by notice to the Company signed by such Holder and/or one or more Permitted Transferee of such Holder, in either case holding in the aggregate at least fifty percent (50%) of the total number of Shares then held by such Holder and all of such Holder's Permitted Transferees; provided that for purposes of
                                                --------
determining which Holders are entitled to initiate a demand registration pursuant to this Section 4.2.1, (i) an individual Holder and one or more Holders which are trusts of which such individual Holder is the settlor shall be deemed to be one and the same Holder and (ii) The Evelyn C. MacDonald Family Trust f/b/o Stewart G. MacDonald, Jr., The Evelyn C. MacDonald Family Trust f/b/o Sandra E. MacDonald and The Evelyn C. MacDonald Family Trust f/b/o Daniel W. MacDonald shall be deemed to be one and the same Holder.

       4.2.2 If the Holders intend to distribute by means of an underwriting the Registrable Securities that, by their request, are to be registered, the right of each Holder to include such Holder's Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting. Each Holder shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected by the Company.

       4.2.3 The Company may postpone the filing of any registration statement required under this Section 4.2 for a reasonable period of time, not to exceed ninety (90) days during any twelve-month period, if the Company has made a good faith, reasonable determination that such filing would either: (a) require the disclosure of a material transaction or other matter and such disclosure would have a material adverse effect on the Company; or (b) otherwise have a material adverse effect on the Company because of unusual market conditions or other circumstances. Any registration effected pursuant to this
Section 4.2 and so designated by the Holder shall be subject to this Section 4.2, regardless of the form in which such registration is effected.

  4.3  Further Obligations of the Company.  Whenever pursuant to the terms of
       ----------------------------------
Sections 4.1 or 4.2 of this Agreement the Company is required to register any Registrable Securities, the Company shall also do the following:

       4.3.1 Use commercially reasonable efforts to diligently prepare and file with the SEC a registration statement and such amendments and supplements to said registration statement and the prospectus used in connection therewith as may be necessary to keep said registration statement effective and to comply with the provisions of the Securities Act with respect to the sale of securities covered by said registration statement for the lesser of: (i) one hundred eighty (180) days or (ii) the period necessary to complete the proposed offering of Registrable Securities;

       4.3.2 Furnish to the Holders such number of copies of each preliminary and final prospectus and such other documents as each Holder may reasonably request to facilitate the offering of the Holder's Registrable Securities;

       4.3.3 Enter into any reasonable underwriting agreement containing customary terms required by the proposed underwriter;

       4.3.4 Use commercially reasonable efforts to register or qualify the Registrable Securities covered by said registration statement under the securities or "blue-sky" laws of such jurisdiction as the Holders may reasonably request; provided, that the Company shall not be required to register or qualify
         --------
the securities in any jurisdiction which require it to qualify to do business, subject itself to general service of process therein or subject itself to taxation therein;

       4.3.5 Immediately notify the Holders, at any time when a prospectus relating to the Registrable Securities is required to be delivered under the Securities Act, of the happening of any event as a result of which such prospectus contains an untrue statement of a material fact or omits any material fact necessary to make the statements therein not misleading, and, at the request of the Holders, prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

       4.3.6 Cause all such Registrable Securities to be quoted on the market or listed on each securities exchange, as applicable, on which similar securities issued by the Company are then quoted or listed; and

       4.3.7 Otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the SEC and make generally available to its security holders, in each case as soon as practicable, but not later than forty-five (45) days after the close of the period covered thereby (ninety (90) days in case the period covered corresponds to a fiscal year of the Company), an earnings statement of the Company which will satisfy the provisions of Section 11(a) of the Securities Act.

 4.4   Indemnification; Contribution.
       -----------------------------

       4.4.1       Incident to any registration statement referred to in this
Section 4, and subject to applicable law, the Company will indemnify and hold harmless each Holder who offers or sells any such Registrable Securities in connection with such registration statement (including its directors, officers, employees and agents), and each person who controls any of them within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (a "Controlling Person"), from and against any and all losses, claims, damages, expenses and liabilities, joint or several (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based on (a) any untrue statement or alleged untrue statement of a material fact contained in such registration statement (including any related preliminary or definitive prospectus, or any amendment or supplement to such registration statement or prospectus), (b) any omission or alleged omission to state in such document a material fact required to be stated in it or necessary to make the statements in it not misleading, or (c) any violation by the Company of the Securities Act, any state securities or "blue sky" laws or any rule or regulation thereunder in connection with such registration; provided, however,
                                                            --------  -------
that the Company will not be liable to the extent that such loss, claim, damage, expense or liability arises from and is based on an untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information furnished in writing to the Company by such Holder or Controlling Person expressly for use in such registration statement. With respect to such untrue statement or omission or alleged untrue statement or omission in the information furnished in writing to the Company by such Holder expressly for use in such registration statement, such Holder will indemnify and hold harmless the Company (including its directors, officers, employees and agents), and each person who controls any of them within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, expenses and liabilities, joint or several, to which they, or any of them, may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise to the same extent provided in the immediately preceding sentence. In no event, however, shall the liability of a Holder for indemnification under this Section 4.4.1 in its capacity as such (and not in its capacity as an officer or director of the Company) exceed the net proceeds received by such Holder from its sale of Registrable Securities under such registration statement.

       4.4.2 If the indemnification provided for in Section 4.4.1 above for any reason is held by a court of competent jurisdiction to be unavailable to an indemnified party in respect of any losses, claims, damages, expenses or liabilities referred to therein, then each indemnifying party under this Section 4.4, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, expenses or liabilities in such proportion as is appropriate to reflect the relative fault of the Company, on the one hand, and the Holders, on the other, in connection with the statements or omissions which resulted in such losses, claims, damages, expenses or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company and the Holders shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Holders and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

   The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 4.4.2 were determined by pro rata or per capita allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. In no event, however, shall a Holder be required to contribute any amount under this Section 4.4.2 in excess of the net proceeds received by such Holder from its sale of Registrable Securities under such registration statement. No person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not found guilty of such fraudulent misrepresentation.

       4.4.3 The amount paid by an indemnifying party or payable to an indemnified party as a result of the losses, claims, damages and liabilities referred to in this Section 4.4 shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim, payable as the same are incurred. The indemnification and contribution provided for in this Section 4.4 will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified parties or any officer, director, employee, agent or controlling person of the indemnified parties.

       4.4.4 Any person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification, but the failure to do so shall not relieve the indemnifying party from any liability, except to the extent it is actually prejudiced by the failure or delay in giving such notice, and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld).

  4.5  Participation in Registrations.  Each Holder hereby agrees that such
       ------------------------------
Holder may not participate in any underwritten offering hereunder unless the Holder (a) agrees to sell such Holder's Registrable Securities on the basis provided in any underwriting arrangements approved by persons entitled hereunder to approve such arrangements, and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of the underwriting arrangements.

  4.6  Transfer of Registration Rights.  The registration rights granted to the
       -------------------------------
Holders under this Agreement may be transferred to any Permitted Transferee of such Holders' Registrable Securities. Each such Permitted Transferee shall be deemed to be a "Holder" for purposes of this Agreement, and any references to "Holder" in this Section 4 shall be deemed to refer to all Holders; provided,
                                                                    --------
however, that the Company shall only be responsible for paying the reasonable
-------
counsel fees of one (1) counsel for all of the Holders in any registration hereunder.

  4.7  Lock-up Agreement.  Each Holder who beneficially owns five percent (5%)
       -----------------
or more of the then issued and outstanding Shares shall agree, if requested by the Company and an underwriter of Registrable Securities, not to sell or otherwise Transfer (other than pursuant to such registration statement) any Shares held by such Holder for such period, not to exceed one hundred eighty
(180) days following the effective date of any registration statement of the Company filed pursuant to the Securities Act (including any registration statement filed by the Company in connection with an Initial Public Offering), as the Company and such underwriter shall specify. Such agreement shall be in form satisfactory to the Company and such underwriter.

  4.8  Information to be Furnished by Stockholder.  The Company may require each
       ------------------------------------------
Holder as to which any registration is being effected to furnish to the Company any information regarding such Holder and such Holder's intended method of distribution of the Registrable Securities as the Company may, from time to time, reasonably request in writing, but only to the extent that the information is required in order to comply with the Securities Act. Each Holder agrees to notify the Company as promptly as practicable of any inaccuracy or change in information previously furnished by the Holder to the Company or of the occurrence of any event in either case as a result of which any prospectus relating to the registration contains or would contain an untrue statement of a material fact regarding the Holder or the Holder's intended method of distribution of the Registrable Securities or omits or would omit to state any material fact regarding the Holder or the Holder's intended method of distribution of the Registrable Securities required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly to furnish to the Company any additional information required to correct and update any previously furnished information or required so that the prospectus shall not contain, with respect to the Holder or the distribution of the Registrable Securities, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

  4.9  Registration Expenses.  All Registration Expenses in connection with any
       ---------------------
registration and offering pursuant to Section 4.1 or 4.2 shall be borne by the Company, except that the Holders shall bear any underwriting discounts and commissions and transfer taxes applicable to the Registrable Securities pro rata based on the number of Registrable Securities being registered by each Holder.


SECTION 5.  MISCELLANEOUS.
----------  -------------

  5.1  Successors and Assigns.  This Agreement shall be binding upon and inure
       ----------------------
to the benefit of the respective successors and assigns permitted hereunder, provided, that any Transfer shall have complied in all respects with the provisions of this Agreement.

  5.2  Amendments and Waivers.  Any party hereto may waive any provision hereof
       ----------------------
intended for his, her or its benefit in writing. No failure or delay on the part of any party hereto in exercising any right, power or remedy hereunder shall operate as a waiver thereof. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to any party hereto at law or in equity or otherwise. This Agreement may be amended with the prior written consent of the Company and a majority in interest of the Stockholders.

  5.3  Governing Law.  This Agreement shall be deemed a contract made under the
       -------------
laws of the State of Delaware and, together with the rights and obligations of the parties hereunder, shall be construed under and governed by the laws of the State of Delaware, without giving effect to conflicts or choice of laws provisions the effect of which would result in the application of the domestic substantive laws of any other jurisdiction.

  5.4  Notices. All notices and other communications provided for herein shall
       -------
be in writing and shall be deemed to have been duly given, delivered and received (a) if delivered personally or (b) if sent by facsimile, registered or certified mail (return receipt requested) postage prepaid, or by courier guaranteeing next day delivery, in each case to the party to whom it is directed at the address set forth opposite each party's name on the signature pages hereto and, in the case of any Permitted Transferee, at the address set forth in the Joinder Agreement executed by such Permitted Transferee (or at such other address for any party as shall be specified by notice given in accordance with the provisions hereof, provided that notices of a change of address shall be effective only upon receipt thereof). Notices delivered personally shall be effective on the day so delivered, notices sent by registered or certified mail shall be effective three days after mailing, notices sent by facsimile shall be effective when receipt is acknowledged, and notices sent by courier guaranteeing next day delivery shall be effective on the earlier of the second business day after timely delivery to the courier or the day of actual delivery by the courier.

  5.5  Counterparts.  This Agreement may be executed in counterparts, all of
       ------------
which together shall constitute one and the same instrument.

  5.6  Effect of Headings.  The section and paragraph headings herein are for
       ------------------
convenience only and shall not affect the construction hereof.

  5.7  Remedies.  It is specifically understood and agreed that any breach of
       --------
the provisions of this Agreement by any Person subject hereto will result in irreparable injury to the other parties hereto, that the remedy at law alone will be an inadequate remedy for such breach, and that, in addition to any other legal or equitable remedies which they may have, such other parties may enforce their respective rights by actions for specific performance (to the extent permitted by law) and the Company may refuse to recognize any unauthorized Transferee as one of its stockholders for any purpose, including, without limitation, for purposes of dividend and voting rights, until the relevant party or parties have complied with all applicable provisions of this Agreement.

  5.8  Severability.  In the event that any one or more of the provisions
       ------------
contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

  5.9  Entire Agreement.  This Agreement constitutes the entire understanding of
       ----------------
the parties hereto with respect to its subject matter and supersedes any and all prior agreements with respect to such subject matter, including, without limitation, that certain S-Corporation Shareholders' Agreement dated as of December 30/31, 1992 by and among Mac-Gray Co., Inc. and its stockholders, any and all letters of intent between any of the parties hereto with respect to such subject matter.

  5.10  Term.  The provisions of Section 2.3 hereof shall remain in effect
        ----
until and shall expire upon the closing of an Initial Public Offering and all other Sections of this Agreement shall remain in effect until such time as is specified in such Section or until this Agreement is otherwise terminated.

  5.11  Legend on Securities.  The Company and the Holders acknowledge and
        --------------------
agree that the following legends shall appear on each certificate evidencing any of the Shares held by any of the Holders or their Permitted Transferees until such Shares are registered under the Securities Act:

  THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE ASSIGNED EXCEPT PURSUANT TO (1) A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES WHICH IS EFFECTIVE UNDER THE ACT OR (2) AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION UNDER THE ACT.

  THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE PROVISIONS OF A CERTAIN STOCKHOLDERS' AGREEMENT, DATED AS OF

JUNE 26, 1997, AS AMENDED FROM TIME TO TIME, INCLUDING CERTAIN RESTRICTIONS ON TRANSFER SET FORTH THEREIN. A COMPLETE AND CORRECT COPY OF SUCH AGREEMENT IS AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE FURNISHED UPON WRITTEN REQUEST AND WITHOUT CHARGE.


                                 [End of Text]

  IN WITNESS WHEREOF this Stockholders' Agreement has been executed as a sealed instrument as of the date first set forth above.

ADDRESS:                              COMPANY:

                                      MAC-GRAY II, INC.

22 Water Street
Cambridge, MA  02141
Fax:  (617) 492-5386                  By:/s/ Stewart G. MacDonald
                                         ------------------------------
                                         Name:  Stewart G. MacDonald
                                         Title: Chief Executive Officer


                                      STOCKHOLDERS:
c/o Mac-Gray Co., Inc.
22 Water Street                       /s/ Stewart G. MacDonald
Cambridge, MA  02141                  ---------------------------------
Fax:  (617) 492-5386                  Stewart G. MacDonald, Jr.

c/o Mac-Gray Co., Inc.
22 Water Street                       /s/ Sandra E. MacDonald
Cambridge, MA  02141                  ---------------------------------
Fax:  (617) 492-5386                  Sandra E. MacDonald

c/o Mac-Gray Co., Inc.
22 Water Street                       /s/ Daniel W. MacDonald
Cambridge, MA  02141                  ---------------------------------
Fax:  (617) 492-5386                  Daniel W. MacDonald

                                DANIEL W. MACDONALD TRUST 1988


[See Address Above]             By:  /s/ Daniel W. MacDonald
                                     ---------------------------------------
                                     Daniel W. MacDonald, as Grantor



[See Address Above]             By:  /s/ Daniel W. MacDonald
                                     ---------------------------------------
                                     Daniel W. MacDonald, as Trustee



[See Address Above]             By:  /s/ Sandra E. MacDonald, Trustee
                                     ---------------------------------------
                                     Sandra E. MacDonald, as Trustee



[See Address Above]             By:  /s/ Daniel W. MacDonald
                                     ---------------------------------------
                                     Daniel W. MacDonald, as Beneficiary


                                EVELYN C. MACDONALD FAMILY TRUST
                                     f/b/o DANIEL W. MACDONALD

c/o Mac-Gray Co., Inc.
22 Water Street                 By:  /s/ Evelyn C. MacDonald
Cambridge, MA 02141                  ---------------------------------------
Fax:  (617) 492-5386                 Evelyn C. MacDonald, as Grantor

c/o State Street Research
and Management Company
One Financial Center, 31st Fl.  By:  /s/ Peter C. Bennett
Boston, MA 02110                     ---------------------------------------
Fax:  (617) ________                 Peter C. Bennett, as Trustee


c/o Palmer & Dodge
One Beacon Street               By:  /s/ R. Robert Woodburn, Jr.
Boston, MA  02108                    ---------------------------------------
Fax:  (617) ________                 R. Robert Woodburn, Jr., Trustee
c/o Mac-Gray Co., Inc.
22 Water Street
Cambridge, MA  02141              By: /s/ Patrick A. Flanagan
Fax:  (617) 492-5386                  -------------------------------------
                                      Patrick A. Flanagan, as Trustee



[See Address Above]               By: /s/ Daniel W. MacDonald
                                      -------------------------------------
                                      Daniel W. MacDonald, as Trustee



[See Address Above]               By: /s/ Daniel W. MacDonald
                                      -------------------------------------
                                      Daniel W. MacDonald, as Beneficiary


                                  EVELYN C. MACDONALD FAMILY TRUST
                                     f/b/o SANDRA E. MACDONALD



[See Address Above]               By: /s/ Evelyn C. MacDonald
                                      -------------------------------------
                                      Evelyn C. MacDonald, as Grantor



[See Address Above]               By: /s/ Peter C. Bennett
                                      -------------------------------------
                                      Peter C. Bennett, as Trustee



[See Address Above]               By: /s/ R. Robert Woodburn, Jr.
                                      -------------------------------------
                                      R. Robert Woodburn, Jr., as Trustee



[See Address Above]               By: /s/ Patrick A. Flanagan
                                      -------------------------------------
                                      Patrick A. Flanagan, as Trustee



[See Address Above]               By: /s/ Sandra E. MacDonald, Trustee
                                      -------------------------------------
                                      Sandra E. MacDonald, as Trustee

[See Address Above]          By: /s/ Sandra E. MacDonald, Beneficiary
                                -------------------------------------------
                                Sandra E. MacDonald, as Beneficiary


                             EVELYN C. MACDONALD FAMILY TRUST
                                f/b/o STEWART G. MACDONALD, JR.



[See Address Above]          By: /s/ Evelyn C. MacDonald
                                -------------------------------------------
                                Evelyn C. MacDonald, as Grantor


[See Address Above]          By: /s/ Peter C. Bennett
                                -------------------------------------------
                                Peter C. Bennett, as Trustee


[See Address Above]          By: /s/ R. Robert Woodburn, Jr.
                                -------------------------------------------
                                R. Robert Woodburn, Jr., as Trustee


[See Address Above]          By: /s/ Patrick A. Flanagan
                                -------------------------------------------
                                Patrick A. Flanagan, as Trustee


[See Address Above]          By: /s/ Stewart G. MacDonald, Jr.
                                -------------------------------------------
                                Stewart G. MacDonald, Jr., as Trustee


[See Address Above]          By: /s/ Stewart G. MacDonald, Jr.
                                -------------------------------------------
                                Stewart G. MacDonald, Jr., as Beneficiary

                    STEWART G. MACDONALD, JR.
                        1984 TRUST



[See Address Above]                By: /s/ Stewart G. MacDonald
                                       ----------------------------------------
                                       Stewart G. MacDonald, Jr., as Grantor



[See Address Above]                By: /s/ Stewart G. MacDonald
                                       -----------------------------------------
                                       Stewart G. MacDonald, Jr., as Trustee

c/o Mac-Gray Co., Inc.
22 Water Street
Cambridge, MA  02141               By: /s/ Cynthia V. Doggett
Fax:  (617) 492-5386                   -----------------------------------------
                                       Cynthia V. Doggett, as Trustee



[See Address Above]                By: /s/ Stewart G. MacDonald
                                       -----------------------------------------
                                       Stewart G. MacDonald, Jr., as Beneficiary


                                   THE WHITNEY E. MACDONALD GST TRUST-1997

                                   By: /s/ Richard G. MacDonald
                                       -----------------------------------------
                                       Richard G. MacDonald, as Trustee


                                   THE JONATHAN S. MACDONALD GST TRUST-1997

                                   By: /s/ Richard G. MacDonald
                                       -----------------------------------------
                                       Richard G. MacDonald, as Trustee

                                    THE ROBERT C. MACDONALD GST TRUST-1997


                                    By: /s/ Richard G. MacDonald
                                        ----------------------------------------
                                        Richard G. MacDonald, as Trustee


                                    THE WHITNEY E. MACDONALD GIFT TRUST

                                    By: /s/ Richard G. MacDonald
                                        ----------------------------------------
                                        Richard G. MacDonald, as Trustee


                                    THE JONATHAN S. MACDONALD GIFT TRUST


                                    By: /s/ Richard G. MacDonald
                                        ----------------------------------------
                                        Richard G. MacDonald, as Trustee


                                    THE ROBERT C. MACDONALD GIFT TRUST


                                    By: /s/ Richard G. MacDonald
                                        ----------------------------------------
                                        Richard G. MacDonald, as Trustee


                                    NEW CENTURY TRUST


                                    By: /s/ Cynthia V. Doggett
                                        ----------------------------------------
                                        Cynthia V. Doggett, as Trustee


                                    By: /s/ Gilbert M. Roddy, Jr., Trustee
                                        ----------------------------------------
                                        Gilbert M. Roddy, Jr., as Trustee
c/o Mac-Gray Co., Inc.
22 Water Street
Cambridge, Ma 02141
Fax: (617) 492-5386                     /s/ Cynthia V. Doggett
                                        ----------------------------------------
                                        Cynthia V. Doggett

                                   EXHIBIT A
                                   ---------

                           Form of Joinder Agreement
                           -------------------------


          The undersigned hereby agrees, effective as of the date hereof, to become a party to that certain Stockholders' Agreement (the "Agreement") dated as of June 26, 1997 by and among Mac-Gray II, Inc. (the "Company") and the parties named therein. For all purposes of the Agreement, the undersigned shall be included within the term "Permitted Transferee", "Holder" and "Stockholder" (each as defined in the Agreement) and the undersigned agrees to bound by all of the obligations under the Agreement applicable to Permitted Transferees, Holders and Stockholders. As of the date hereof the undersigned makes each of the representations and warranties set forth in Section 2.1 of the Agreement. The address and facsimile number to which notices may be sent to the undersigned is as follows:

Address:
        ------------------------------------------------------------------------
Facsimile No.                               .
              ------------------------------


Date:
      --------------------

                                        ----------------------------------------
                                        [NAME OF UNDERSIGNED]

                                      A-1